Supplementary information to the cash flow	12 Months Ended
Dec. 31, 2021
Supplementary information to the cash flow

40.	Supplementary information to the cash flow

Schedule of supplementary information to the cash flow

	2021	2020	2019
Non-cash transactions
Additions to property, plant and equipment and intangible assets - with no effect on cash	(1,929,392)	(1,315,151)	(6,653,985)
Additions to intangible assets - acquisition of licenses	2,682,469	-	-

TIM participated in the 5G Auction for the 2.3GHz, 3.5Ghz and 26Ghz radio frequency bands to deploy the 5th Generation mobile telephony, winning several lots in these radio frequencies. In December 2021, the Capex recorded for licenses and related obligations is R$ 3,584 million, with the amount of R$ 2,682 as a contra entry to commitments payable and R$ 902 million with a cash impac